SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement           |_| Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement
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|_|  Soliciting Material Under Rule 14a-12


                               LADISH CO., INC.
               (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

|X|  No fee required.
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

SLIDE 1

                               LADISH CO., INC.



                                   INVESTOR
                                 PRESENTATION


                                   May 2003

SLIDE 2


Forward Looking Statements
--------------------------------------------------------------------------------

Certain statements made in this presentation and other written or oral statements made by or on behalf of the company may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and the company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Among the factors that might impact the company's performance are market conditions and demand for the company's products; competition; interest rates and capital costs; technologies; continued impact upon the commercial aerospace industry from the September 11, 2001 terrorist attacks; raw material and energy prices; unstable governments and business conditions in emerging economies; taxes; and legal, regulatory and environmental issues. These and other important risk factors regarding the company are included under the caption "Forward Looking Statements" in the company's Annual Report on Form 10-K for the year ended December 31, 2002 and may be discussed in subsequent filings with the SEC. The company and certain other persons may be deemed participants in the solicitation of proxies from shareholders in connection with the Company's 2003 Annual Meeting of Shareholders. Information concerning such participants is available in the company's Proxy Statement filed with the Securities and Exchange Commission on April 2, 2003. Shareholders are advised to read the company's Proxy Statement and other relevant documents when they become available, because they contain or will contain important information. Shareholders may obtain, free of charge, copies of the company's Proxy Statement and any other documents filed by the company with the SEC in connection with the 2003 Annual Meeting of Shareholders at the SEC's website at (http://www.sec.gov) or by contacting the company at the number listed below.

                                (414) 747-2611

SLIDE 3


                                 Introduction
--------------------------------------------------------------------------------

            Ladish's current Board and management are committed to
                     enhancing value for all shareholders.

o Ladish is executing an effective business plan and positioning the company for future growth

o Both the Board and management have extensive direct industry experience to guide the Company through the current cycle

o The existing Board is highly-qualified, independent-minded and committed to good corporate governance and enhancing the Boards independence

o    We believe Graces interests are not aligned with other shareholders

SLIDE 4


Company Highlights
--------------------------------------------------------------------------------


o    Leading Market Position in Forging Products (#2 Supplier)

o    Advanced Equipment and Manufacturing Capabilities

o    Led Development "One-Stop-Shop" Approach to Engine Suppliers

o    Excellent Relationships with Blue Chip Customer Base

o Long-term Contracts Represent 65% of Current Backlog, Providing Revenue Visibility when Market Recovers

o    Strong, Experienced Management Team with a Highly-Skilled Workforce

o    Strong Financial Position

SLIDE 5


--------------------------------------------------------------------------------

                               BUSINESS OVERVIEW


-------------------------------------------------------------------------------

SLIDE 6


Company Overview
-------------------------------------------------------------------------------

o    Founded in 1905

o    "One-Stop-Shop" capabilities

     - Cudahy Forging (Cudahy, WI): manufactures technically advanced forging for aerospace and industrial customers

     - Stowe Machine (Windsor, CT): provides precision machining services, primarily for aerospace customers

     - Pacific Cast Technologies (Albany, OR): produces large, complex investment cast titanium components for aerospace customers

o    Balanced mix of domestic and international revenue

o    Metallurgical experts for a variety of aerospace materials

o    Engineering leader in forging products

o    Maintaining profitability in difficult industry cycle

o    Debt / Book Capital has averaged 13.3%

Historical Revenue
------------------
($ in millions)

CAGR(1) '96 - '01:9.3%

[graphic omitted]

Year                  Revenue               Deliveries
----                  -------               ----------
1996                   $162.0                  397
1997                   $209.8                  557
1998                   $226.8                  792
1999                   $170.2                  914
2000                   $230.1                  800
2001                   $252.4                  842
2002                   $188.5                  684



----------
(1) CAGR represents compounded annual growth rate.

SLIDE 7


Leading Supplier to Aerospace Markets
--------------------------------------------------------------------------------

Ladish has focused on becoming a leading supplier of large, engineered specialty metal components for critical applications in the commercial and military aerospace engine and select other end markets

o    Ladish primary manufacturing end markets:

     o   Jet engines
     o   Commercial aircraft
     o   Defense aircraft
     o   Helicopters
     o   Launch Vehicles
     o   Heavy-duty off-road vehicles
     o   Industrial and marine turbines

[graphic omitted]

2002 Sales Breakdown
--------------------

Engines                    74%
Aerospace                  20%
General Industrial          6%

Note: Aerospace defined as satellite, rocket and aircraft components other than jet engines.

SLIDE 8


Ladish's Strategic Platform
--------------------------------------------------------------------------------

           Multi-Path Plan for Broadening Product Offerings
           ------------------------------------------------


Ladish -------->     Precision Machining  -------->     NDE
                     -------------------
                     Expanded Capabilities              Specialty Machining


Cudahy               Forging  -------->     Large Hyd Press
                     -------
                     o  Weber               Low cost Small Press/ Hammer
                     o  HSW                 Rings


Forging               Investment Casting  -------->     Complementary
                      -----------------                 Materials (Al, Ni, Mn)
                      o  Expanded capabilities


Pre 1997                 1997 to Date

SLIDE 9


A "One-Stop-Shop" Solution
--------------------------------------------------------------------------------
                             PRECISIONS MACHINING

DISCS                          SEALS & SPACERS                     CASES & RINGS
(PREP)



                              [graphic omitted]






FANS       DISCS                                   VANES       CASES      FRAMES




   FORGINGS                                                  CASTINGS

SLIDE 10


Recent Achievements
--------------------------------------------------------------------------------
     Management has taken the requisite steps to successfully position the
                Company for a recovery in its key end markets.


Productive Capital Investments        o   Investments have positioned the
                                          Company for growth and upcycle
                                          margin improvement

                                      o   New isothermal press technology and
                                          patented "Super Cooler" technology

Cost Reductions                       o   Employment costs, manufacturing
                                          subcontracting costs, controllable
                                          expenses and utilities expenses down
                                          significantly in 2002 versus 2001

                                      o   Lower heath care costs and work
                                          rules improvement with union labor
                                          forces

Acquisition Integration               o   Successful integration of Stowe,
                                          Adco and PCT have provided a broader
                                          market presence and cross-selling
                                          opportunities (United Technologies,
                                          P&W, Rolls-Royce)

Recent Customer Wins                  o   Long-term contracts with GE,
                                          Rolls-Royce and Pratt & Whitney

SLIDE 11


More Opportunities for Growth and Profitability
--------------------------------------------------------------------------------

o    Broaden Product Offering / Expansion of Capabilities

o    Significant New Programs / Customers

o    Pursue Further Cost Reductions

o    Selectively Pursue Acquisitions

o    Enhance Global Presence

SLIDE 12


Broaden Product Offering / Expand Capabilities
--------------------------------------------------------------------------------
                           ...Through Acquisition       ...And Organic Growth

                o  Complementary capabilities to       o  Additional European
                   Cudahy                                 aerospace platforms
Forging ----->     - Unique equipment & processes
                   - Enhance competitive advantage     o  Military land
                     through technology acquisition       systems

                                                       o  Next generation
                                                          engine material R&D
                                                          for customer base


                o  Niche process capabilities          o  Opportunities to add
                                                          new engine frame plat-
Casting ----->                                            forms
                o  Diversity of materials
                   (e.g. non-titanium metals)          o  New opportunities in
                                                          military weaponry




Value-Added     o  Supplemental precision              o  Selective sub-assembly
Services----->     machining and non-destruct             work
                   testing
                                                       o  New machining capabil-
                                                          ities for existing
                                                          customers

SLIDE 13


New Programs / Customers
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Business                                                 Comments
--------------------------------------------------------------------------------


                                               >     4 New Engine Programs
Cudahy                ----->                   >     2 New Customers
                                               >     2 New Launch Vehicles
                                               >     1 Airframe


                                               >     2 Boeing Airframe Programs
PCT                   ----->                   >     4 New Engine Programs
                                               >     1 New Military Weapon
                                                       Program


Stowe                 ----->                   >     2 New Programs
                                               >     4 New Customers

SLIDE 14


Cost Reduction - Employee Cost Control
-------------------------------------------------------------------------------

Cudahy Forging Sales Per Employee
---------------------------------

o    Continue with Proven Outsourcing Model

     -    Manages employee headcount through cycles
     -    Significantly decreases costs during cyclical lows

o    Ongoing Initiatives

     -    Rationalization of non-core competency services through outsourcing
     -    Productivity gains through capital investments to further automation


Indexed to 12/31/86
-------------------

[graphic omitted]


Year            Sales / Employee
----            ----------------
86                     100.0%
87                     103.0%
88                     102.0%
89                     103.0%
90                     114.9%
91                     105.9%
92                      96.0%
93                     101.0%
94                     105.0%
95                     105.9%
96                     151.5%
97                     191.1%
98                     199.0%
99                     157.4%
00                     205.9%
01                     217.8%
02                     185.1%



1999 - Major equipment
failure accounted for
significant loss of revenue

SLIDE 15

                 Selectively Pursue Acquisition Opportunities
-------------------------------------------------------------------------------



Casting
-------
|X|    Niche process / materials capabilities



Value-Added Services
--------------------
|X|    Supplemental precision machining



Forging
-------
|X|    Complementary capabilities to Cudahy

|X|    International expansion

SLIDE 16


                           Enhance Global Presence
-------------------------------------------------------------------------------




   Ladish is seeking to continue to position itself internationally to more effectively meet its customers demands and improve its cost structure.





Sourcing arrangements aimed at improving competitive advantage

    |X| Existing titanium material sourcing through supply agreements in China and Russia

    |X|   Beginning to establish sales presence in China

Opportunities in Poland

    |X| Exploring broadening presence through JVs and potentially through acquisitions

          - Access lower cost manufacturing
          - Enhance EU growth opportunities

SLIDE 17



-------------------------------------------------------------------------------


                             INDUSTRY ENVIRONMENT


-------------------------------------------------------------------------------

SLIDE 18

                       Challenging Industry Environment
-------------------------------------------------------------------------------


Current Environment                        Industry Impact
-------------------                        ---------------

|X|   Airline Losses                   |X|   Cyclical Demand at Low Point

|X|   Weak Passenger Traffic

|X|   Airline Bankruptcies
                                       |X|   Pricing Pressures
|X|   Increases in Military
      Appropriations


Supply Chain Drivers                   |X|   Reduced Volumes
--------------------


|X|   Load Factors
                                       |X|   Military "Flow Down" Materializing
|X|   Airline Profitability

|X|   Commercial Aircraft Orders

|X|   Military Demand

SLIDE 19


                    Global Commercial Aircraft Deliveries



|X|   Industry estimates predict a slowing recovery in deliveries in 2004/2005

|X|   Ladish revenues tend to lead the delivery cycle by 6 to 12 months




         Historical and Projected Large Commercial Aircraft Deliveries
         -------------------------------------------------------------

  50% Decrease           37% Decrease

Year                 Deliveries
1985                  329
1986                  374
1987                  406
1988                  478
1989                  508
1990                  622
1991                  767
1992                  729
1993                  546
1994                  434
1995                  380
1996                  397
1997                  557
1998                  792
1999                  914
2000                  800
2001                  842
2002                  684
2003P                 580
2004E                 611
2005E                 652

SLIDE 20


                                   Industry Overview - Ladish Position
----------------------------------------------------------------------------------------------------

|X|      Ladish continues to fare well in                  "We continue to regard Ladish as an
         the competitive environment                       indispensable participant in a greatly
                                                           consolidated aerospace supply chain."
|X|      Ladish competes in a number of
         ways                                              - Thomas J. Lewis, C.L. King & Associates
                                                             (4/14/03)*
         -   Cost: lean manufacturing, excellent
             purchasing and employee cost                  "The balance sheet remains in decent shape,
             management through the cycles                 in our view (which should help the company
                                                           endure the commercial aerospace downturn)."
         -   Focus on customer service and
             responsiveness                                - Adam B. Weiner, Credit Suisse First Boston
                                                             (1/30/03)*
         -   Superior technology, forging,
             machining and precision casting               "In our estimation, Ladish is doing about as well
             expertise                                     as can be expected in the difficult aerospace
                                                           environment at this time, generating positive
         -   Continued international penetration           cash flow and holding on to market share."

             o   International sales represent             - Thomas J. Lewis, C.L. King & Associates
                 50% of the Company's total                  (2/3/03)*


*   Permission to use quotation neither sought nor obtained.


SLIDE 21


-------------------------------------------------------------------------------

                             MANAGEMENT AND BOARD

-------------------------------------------------------------------------------

SLIDE 22


                     Strong, Experienced Management Team
-------------------------------------------------------------------------------


                         Ladish Executive Management
                         ---------------------------


                                  Kerry Woody
                                President & CEO
                          29 yrs. Industry Experience


     Wayne Larsen                         Gene Bunge                     George Groppi                   Dave Provan
VP, Law / Finance & Secretary           VP, Engineering             VP, Quality & Metallurgy       VP, Materials Management
23 yrs. Industry Experience       36 yrs. Industry Experience     35 yrs. Industry Experience    25 yrs. Industry Experience

       Gary Vroman                       Larry Hammond                 Randy Turner                      Bill Lazzari
  VP, Sales & Marketing               VP, Human Resources             President, PCT                   President, Stowe
22 yrs. Industry Experience      24 yrs. Industry Experience     27 yrs. Industry Experience      28 yrs. Industry Experience




                                          Segment Management
                                          ------------------

|X|    Cudahy Forging                  |X|    Pacific Cast Technologies       |X|   Stowe Machine
       --------------                         -------------------------             -------------
       -    Executive staff of six            -   Management staff of six           -   Management staff of five
       -    140+ years industry               -   80+ years of industry             -   70+ years of industry
            experience                            experience                            experience


SLIDE 23



Qualified, Knowledgeable Board
-------------------------------------------------------------------------------



|X|      Substantial industry experience

|X|      Interests aligned with all Ladish shareholders

|X|      Independent board

         o      3 Independent Representatives

         o      2 Grace Representatives

         o      2 Company Representatives

|X| Track record of successfully managing the company through industry cycles

|X| Plan for capturing market opportunities and enhancing shareholder value

|X| As in the past, will continue to consider all strategic opportunities that are presented to the company

SLIDE 24

Ladish Performs in the Top Half of its Peers. . .



       Sales Growth: CY 1999 - 2002                    Net Debt / Enterprise Value(1)


Co.                      Sales Growth               Co.                      EBITDA Margin
Sifco                         (11.5%)               Titanium Metals                23.2%
Titanium Metals                (8.6%)               Ladish                         25.3%
Allegheny Tech.                (6.0%)               Precision Castparts            33.6%
Ladish                          3.5%                Sifco                          46.6%
Precision Castparts            15.0%                Allegheny Tech.                57.9%







|X| Ladish also ranks #2 in the above peer group, behind Precision Castparts, in CY 2002 net margin




(1) Net debt / enterprise value where net debt = total debt - cash & equivalents and enterprise value = fully-diluted equity value
    (as of 4/30/03) + net debt.

SLIDE 25



.. . . And Has Outperformed its Peers Since its IPO




                              [GRAPHIC OMITTED]




Note: Comparable Companies Index includes Allegheny Technologies, Precision Castparts, Sifco Industries, and Titanium Metals.
Note:   Share price as of 4/30/03.
Source: Factset Research Systems.

SLIDE 26


                                GRACE PROPOSAL

SLIDE 27

Reject Grace's Efforts to Take Control of Your Company
-------------------------------------------------------------------------------



|X|      Grace's interests are not aligned with other shareholders

         o      Low tax basis of $1.20 per share

         o      Grace nominees represent the interests of Grace

|X|      Grace wants control of your company for free

|X|      Grace has no plan for the company

|X|      Grace already has proportional board representation

|X| Grace has declined to add mutually acceptable independent representation to the Board

SLIDE 28

          Existing Governance Provisions Promote Shareholder Rights

          Ladish is highly ranked by ISS relative to the Russell 3000 and the capital goods sector.



|X|      Single-class Board

|X|      Independent Board

         o      3 Independent Representatives

         o      2 Grace Representatives

         o      2 Company Representatives

|X|      Special meeting called by 10% of voting shares

|X|      Action by written consent

|X|      Committed to continuing to enhance the Board's independence

SLIDE 29


                              FINANCIAL OVERVIEW

SLIDE 30


Historical Financial Overview


($ in millions)
------------------------------------------------------------------------------------------------------

                                                 Year Ending December 31,
                                -----------------------------------------------------------------------
                                1997        1998        1999       2000       2001        2002
-------------------------------------------------------------------------------------------------------
Revenue                         $209.8     $226.8      $170.2      $230.1     $252.4      $188.5
% Growth                          -           8.1%      (24.9%)      35.2%       9.7%      (25.3%)

Net Income                       $18.9      $21.4        $9.7       $12.7      $13.1        $1.6
% Margin                           9.0%       9.4%        5.7%        5.5%       5.2%        0.9%

Cash Flow from Operations        ($2.1)     $15.1       $21.2       $21.5      $17.2       $15.9

Capital Expenditures              $9.2      $13.7        $7.8       $12.0      $19.0       $11.5
% of Sales                         4.4%       6.0%        4.6%        5.2%       7.5%        6.1%

Total Debt                       $39.7       $3.5        $0.0       $25.0      $30.0       $30.0



Source: Ladish public filings.

SLIDE 31


YTD Financial Performance


                                                             Q1 Highlights
                                                             -------------
($ in millions, except per share data)
-------------------------------------------------

               Quarter Ended March 31,                       |X|  Bookings    21%
               -----------------------
                                             %               |X|  Headcount   10%
                 2002         2003        Change
--------------------------------------------------           |X|  Margin gains offset by:
Revenue         $56.156      $47.307     (15.8%)
                                                                  o   Higher natural gas prices
Net Income      $0.603       $0.574      (4.8%)
                                                                  o   Expenses associated with new program wins
E.P.S.          $0.046       $0.044      (4.3%)
                                                                  o   Customer-related inventory builds
Debt / Capital  22.1%        20.1%          -
                                                             |X|  Increased cash position by $4.7 million
Cash            $1.0         $5.7           -





Source: Ladish public filings and press releases.

SLIDE 32


Strong Balance Sheet



Year       Debt / Capital
1997         88.8%
1998          4.9%
1999          0.0%
2000         22.3%
2001         19.2%
2002         20.2%

SLIDE 33

Outlook - Key Drivers

                             Overall Assumptions


o    Recovery tied to Boeing / Airbus aircraft orders

o Significant growth in castings / modest growth in forgings and precision machining

o    Continued focus on cost control


Short-to-Medium Term Goals                      Long-Term Goals

o     Maintain positive earnings                o     Program wins will drive growth
o     Maintain positive cash flow               o     Leverage lower cost base
o     Pursue opportunistic acquisitions         o     Grow higher margin PCT / Stowe businesses
      while maintaining balance sheet
      flexibility